AB VALUE FUNDS

-AB Value Fund

-AB Discovery Value Fund

-AB Relative Value Fund

-AB Equity Income Fund

-AB Global Real Estate Investment Fund

-AB International Value Fund

-AB Core Opportunities Fund

-AB Global Risk Allocation Fund

-AB Small Cap Value Portfolio

-AB All Market Income Portfolio

-AB All China Equity Portfolio

(the “Funds”)

Supplement dated June 6, 2022 to the Funds’ Prospectus dated February 28, 2022.

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The following replaces the first sentence of the second paragraph in the section “Additional Information About the Funds’ Strategies, Risks and Investments – Investment in Exchange-Traded Funds and Other Investment Companies” in the Prospectus:

The Funds may invest and have invested from time to time in investment companies other than ETFs, including AB Mutual Funds, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder.

The following replaces the third paragraph in the section “Additional Information About the Funds’ Strategies, Risks and Investments – Investment in Exchange-Traded Funds and Other Investment Companies” in the Prospectus:

AB All Market Income Portfolio invests in other AB Mutual Funds, including the AB High Income Fund and the AB All Market Real Return Portfolio. A brief description of each of the AB High Income Fund and the AB All Market Real Return Portfolio follows. Additional details are available in each Fund’s prospectus and SAI. You may request a free copy of the prospectus and/or SAI of each Fund by contacting the Adviser:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: For Literature:	(800) 221-5672 (800) 227-4618

The following is added as the fifth paragraph in the section “Additional Information About the Funds’ Strategies, Risks and Investments – Investment in Exchange-Traded Funds and Other Investment Companies” in the Prospectus:

The AB All Market Real Return Portfolio has an investment objective of maximizing real return over inflation. The Fund invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-indexed fixed-income securities, such as Treasury Inflation-Protected Securities, or TIPS, and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies; securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies.

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This Supplement should be read in conjunction with the Prospectus for the Funds.

You should retain this Supplement with your Prospectus for future reference.

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